UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700
_________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 17, 2017, United Fire Group, Inc. (the "Company" or "UFG") held its 2017 Annual Meeting of Shareholders in Cedar Rapids, Iowa.
All of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the meeting.
Proposal 1: Elect four Class A Directors to three-year terms expiring in 2020.

Director Nominee		Number of Shares
Name	Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott L. Carlton	A	22,215,439	63,637	18,794	1,679,882
Brenda K. Clancy	A	22,253,685	26,404	17,781	1,679,882
Randy A. Ramlo	A	21,707,495	571,421	18,654	1,680,182
Susan E. Voss	A	22,244,634	35,155	17,781	1,680,182
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
23,295,884	667,608	14,260	—
Proposal 3: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
21,856,083	409,942	31,843	1,679,882
Proposal 4: Approve, on an advisory basis, the frequency of future shareholder votes on executive compensation.

Number of Shares
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,436,320	234,673	4,551,265	75,611	1,679,882
Based on these results, the Company will continue to hold an annual advisory vote on the compensation of the named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 7.01. Regulation FD Disclosure.
The shareholder presentation attached as Exhibit 99.1 to this Current Report on Form 8-K was used at the 2017 Annual Meeting of Shareholders. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Effective May 17, 2017, the Company announced promotions and new officer appointments for its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the promotions and appointments is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 8.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 17, 2017
Exhibit 99.2	Press Release of United Fire Group, Inc. dated May 19, 2017
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 19, 2017	/s/ Dawn M. Jaffray
Dawn M. Jaffray, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 17, 2017
99.2	Press Release of United Fire Group, Inc. dated May 19, 2017

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